Cambria Trinity ETF (TRTY)

Summary Prospectus

September 1, 2026

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/trty. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, dated September 1, 2026, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Trinity ETF

Investment Objective

The Fund seeks income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*:	0.00%
Distribution and/or Service (12b-1) Fees:	0.00%
Acquired Fund Fees and Expenses**:	0.39%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses**:	0.39%

*     Pursuant to the Fund’s investment advisory agreement, the Fund pays the Adviser (defined below) a unitary management fee. The Adviser, in turn, bears all of the Fund’s expenses, except for the management fee, payments under the Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which Cambria ETF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

**   Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights reflect only the Fund’s operating expenses and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$40	$125	$219	$493

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide diversified exposure to all of the major asset classes in the various regions, countries and sectors around the globe and absolute positive returns with lower volatility and risk compared to global equity markets. The major asset classes represented in the Fund are equity and fixed income securities, real estate, commodities, listed derivatives, and currencies.

Under normal market conditions, the Fund invests at least 80% of its total assets in affiliated and unaffiliated exchange-traded funds (“ETFs”) and other exchange-traded products (“ETPs”) (collectively, “Underlying Vehicles”) that provide exposure to various (i) investment asset classes, including equity and fixed income securities, real estate, commodities, and currencies, and (ii) factors such as value, momentum, and trend investing. The Fund invests in Underlying Vehicles that seek exposure to undervalued markets, according to various valuation metrics, such as the cyclically adjusted price-to-earnings ratio, commonly known as the “CAPE Shiller P/E ratio”, while seeking to avoid overvalued markets through the use of systematic quantitative screens. The Fund also invests in Underlying Vehicles with momentum and trend following strategies. Momentum and trend following strategies, both of which are based on quantitative and algorithmic models, attempt to (1) invest in assets when their prices are in an uptrend (i.e., prices are increasing over a specified time period) and/or increasing relative to the prices of other assets, and (2) sell or short assets when their prices are in a downtrend (i.e., prices are decreasing over a specified time period) and/or decreasing relative to the prices of other assets. The Fund also invests in other Underlying Vehicles that pursue shareholder yield and managed futures strategies, which involve dividend investing and short sales, respectively.

Under normal market conditions, the Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), selects Underlying Vehicles that provide the Fund with a targeted allocation of approximately 25% of its portfolio to equity securities, 25% to fixed income securities, 35% to trend following strategies, and 10% to other asset classes such as currencies and real assets, including commodities, listed derivatives, and real estate. As of August 3, 2026, the Fund invested in twenty-nine Underlying Vehicles that provide investment exposure to these various asset classes and strategies.

The Fund defines equity securities to include exposure through Underlying Vehicles to equity securities, including, but not limited to, real estate investment trusts (“REITs”) and common stocks of issuers of any market capitalization. The Fund defines fixed income securities to include exposure through Underlying Vehicles to securities issued by the U.S. Government and its agencies, treasury inflation-protected securities (TIPS), sovereign debt and corporate bonds of any credit quality, including high yield (or “junk”) bonds. The equity securities and fixed income securities may be issued by governments or companies located in developed or emerging markets.

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in Underlying Vehicles, including affiliated ETFs, that offer diversified exposure to all of the major asset classes in the various regions, countries, and sectors around the globe. The Fund may invest up to 20% of its net assets in instruments that are not Underlying Vehicles, but which Cambria believes will help the Fund achieve its investment objective, including, but not limited to, futures, options, swap contracts, cash and cash equivalents, and money market funds.

Cambria has discretion to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to adjust the Fund’s holdings to meet target allocations at least annually.

Principal Risks

An investment in the Fund involves risk. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund’s principal risks are presented in alphabetical order to facilitate investors’ ability to identify particular risks and compare them with the risks of other funds. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Funds’ Risks” and “Additional Non-Principal Risk Information.”

Commodity Investing Risk. The Fund may invest in commodity-related companies, commodity futures and physical commodities through the Underlying Vehicles. These investments may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in an Underlying Vehicle’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments in Underlying Vehicles with exposure to global regions and foreign securities.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the sub-adviser, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives, such as futures, options, and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Dividend Paying Security Risk. Underlying Vehicles may be comprised of dividend paying securities. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

Equity Investing Risk. Because Underlying Vehicles may be comprised of equities, an investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

ETF Structure Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Exchange-Traded Funds, Exchange-Traded Products and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Fixed Income Risk. Underlying Vehicles may be comprised of fixed income securities. A decline in an issuer’s credit rating and/or financial condition may cause such issuer’s fixed income securities to decrease in value while experiencing increased volatility and investment risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying Vehicle may “call” (or repay) the security before its stated maturity, and the Underlying Vehicle may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying Vehicle’s and the Fund’s income. The market value of a fixed income security generally changes in response to changes in interest rates and may change quickly and without warning in response to issuer defaults and changes in issuer credit ratings.

Foreign Investment Risk. Underlying Vehicles may be comprised of foreign securities. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; (vi) the imposition of tariffs; and (vii) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, an Underlying Vehicle’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Underlying Vehicle’s and the Fund’s returns.

Futures Contracts Risk. Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in Underlying Vehicles that invest in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products.

Europe Risk. Many countries in Europe are closely connected such that the social, economic and political events of one European country may have adverse effects across Europe. European countries that are members of the Economic and Monetary Union of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Member nations’ compliance with these economic controls and monetary policies may significantly impact every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.

High Yield Securities Risk. Underlying Vehicles may be comprised of high yield securities. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk. Underlying Vehicles may be comprised of inflation-protected securities, such as Treasury inflation-protected securities (TIPS), that provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Interest Rate Risk. The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Longer maturity securities tend to be more sensitive to changes in interest rates and more volatile; and thus an Underlying Vehicle with a longer portfolio maturity generally is subject to greater interest rate risk. Risks associated with rising interest rates are heightened given the Federal Reserve’s recent increases in interest rates. To the extent that rates increase substantially and/or rapidly, an Underlying Vehicle investing in fixed incomes securities, and the Fund, may be subject to significant losses.

International Closed-Market Trading Risk. Because an Underlying Vehicle’s investments may be traded in markets that are closed when the Underlying Vehicle’s listing exchange is open, there are likely to be deviations between the current pricing of an Underlying Vehicle’s underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Companies Risk. The Fund’s investments in Underlying Vehicles that are comprised of large capitalization companies may underperform other segments of the market because large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. A significant, rapid rise in interest rates may result in a period of volatility and increased redemptions if Fund securities become illiquid and are forced to sell the illiquid securities at disadvantageous times or prices. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is actively managed using a model-based approach, and the Adviser selects Fund investments on a periodic basis using a proprietary quantitative algorithm developed by the Adviser for the Fund. There can be no guarantee that these strategies and processes, or the Adviser’s quantitative model, will be effective or successful investment management techniques or that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular Fund investments will be correct even if the Adviser’s overall investment strategies and processes are otherwise effective. Further, there is no guarantee that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism, tariffs, or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as changes in interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Momentum Investing Risk. Underlying Vehicles may pursue momentum and trend following strategies that seek to identify securities that have had higher recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them.

Real Estate Industry Risk. Underlying Vehicles may be comprised of real estate securities. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REIT Risk. Underlying Vehicles may be comprised of REITs. In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Underlying Vehicle, as well as the Fund, will indirectly bear a proportionate share of those fees and expenses.

Short Sale Risk. Underlying Vehicles may engage in short selling. If a security is sold short and subsequently has to be bought back at a higher price, the Underlying Vehicle will realize a loss on the transaction. The amount of loss on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales by Underlying Vehicles may increase the Fund’s exposure to the market, and may increase losses and the volatility of returns.

Small and Medium Capitalization Company Risk. The Fund’s investments in Underlying Vehicles that are comprised of small and medium capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sovereign Debt Securities Risk. Underlying Vehicles may be comprised of sovereign debt securities. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.

Value Investment Risk. The Fund considers certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of the Bloomberg Global Aggregate Index and the MSCI ACWI Index, each of which is a relevant broad-based securities market index. The Bloomberg Global Aggregate Index provides a measure of the performance of the overall global debt market, and the MSCI ACWI Index provides a measure of the performance of the overall global equity market. Performance is also shown for an additional index, the S&P Balanced Equity & Bond Moderate Index, which provides a measure for broad asset allocation strategies. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com/trty.

The Fund’s investment objective and strategies changed effective January 1, 2019. Prior to that date, Fund performance reflects the investment objective of the Fund when it sought investment results that corresponded (before fees and expenses) generally to the price and yield performance of the Cambria Trinity Index.

Total Annual Returns for Calendar Year Ended December 31

20%
15%
10%
5%
0%
-5%
8.87%
1.77%
15.49%
-3.66%
4.53%
3.92%
16.21%
2019
2020
2021
2022
2023
2024
2025

As of June 30, 2026, the Fund’s year-to-date total return was 7.47%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 10.17%, for the quarter ended December 31, 2020.

Worst: -14.96%, for the quarter ended March 31, 2020.

Average Annual Total Returns for the period ending December 31, 2025

Cambria Trinity ETF*	1 Year	5 Year	Since Inception (9/10/18)
Return Before Taxes	16.21%	7.03%	5.35%
Return After Taxes on Distributions	15.03%	5.63%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	9.76%	4.95%	3.69%
Bloomberg Global Aggregate Index (Reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	0.72%
MSCI ACWI Index (Reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	12.14%
S&P Balanced Equity & Bond Moderate Index (Reflects no deduction for fees, expenses or taxes)	13.06%	6.25%	8.07%

*     The Fund’s objective changed effective January 1, 2019. Prior to that date, the Fund was passively managed and sought to track the performance, before fees and expenses, of the Cambria Trinity Index. As of January 1, 2019, the Fund is actively managed and seeks income and capital appreciation.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Advisers

Cambria Investment Management, L.P. serves as the investment adviser to the Fund. Tidal Investments LLC serves as the sub-adviser (the “Sub-Adviser”) to the Fund.

Portfolio Managers

Mebane T. Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria, are the portfolio managers for the Fund. Mr. Faber has managed the Fund since its inception in September 2018, and Mr. Keetz has managed the Fund since September 1, 2024.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at http://www.cambriafunds.com/trty.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-TRTY-SMP-0926